5. Equity Method Investment	12 Months Ended
Dec. 31, 2013
Notes
5. Equity Method Investment:

5.       EQUITY METHOD INVESTMENT:

          The Company has one investment accounted for using the equity method of accounting.  On November 1, 2013, the Company invested $10.0 million in Mertiage Capital, Centennial Absolute Return Fund, L.P. (the "Fund").  The carrying value of this investment was $10.2 million as of December 31, 2013, which represents a 12.14% ownership interest in the Fund.  With at least 60 days notice, the Company has the ability to redeem its investment in the Fund at the end of any calendar quarter.

Condensed financial statement information of the equity method investment is as follows:

December 31, 2013
Company's equity method investment	$10,211,635
Partnership assets	$88,602,340
Partnership liabilities	$2,873,918
Partnership net income	$7,983,103